Exhibit 99.4

Unaudited Interim Condensed

Consolidated Financial Statements

Atlantic Offshore Services S.A.

June 30, 2026

Atlantic Offshore Services S.A.

Interim condensed consolidated financial statements

June 30, 2026

Contents

Interim condensed consolidated financial statements

Interim condensed consolidated statement of financial position	3
Interim condensed consolidated statement of profit or loss	4
Interim condensed consolidated statement of comprehensive income	5
Interim condensed consolidated statement of changes in equity	6
Interim condensed consolidated statement of cash flows	7
Notes to the interim condensed consolidated financial statements	8

Atlantic Offshore Services S.A.

Interim condensed consolidated statement of financial position

As of June 30, 2026

(In thousands of U.S. Dollars)

	Note	June 30, 2026
Assets
Current assets
Cash and cash equivalents	3	888
Intercompany accounts receivable	4	16,842
Inventory		107
Other		15
		17,852
Non-current assets
Property, plant and equipment	5	41,260
		41,260

Total assets		59,112

Liabilities and equity
Current liabilities
Accounts payable		59
Income taxes		216
Other		15
		290
Equity	6
Capital		48,343
Retained earnings		10,479
		58,822

Total liabilities and equity		59,112

See the accompanying notes to the interim condensed consolidated financial statements.

Atlantic Offshore Services S.A.

Interim condensed consolidated statement of profit or loss

For the six months ended June 30, 2026

(In thousands of U.S. Dollars)

	Note	2026

Revenue	7	5,590
Cost of services	8	(1,492)

Gross profit		4,098

Operating expenses
General and administrative	9	(1,292)

Operating profit		2,806

Financial income		161

Profit before income taxes		2,967

Income tax expense		(216)

Profit for the period		2,751

See the accompanying notes to the interim condensed consolidated financial statements.

Atlantic Offshore Services S.A.

Interim condensed consolidated statement of comprehensive income

For the six months ended June 30, 2026

(In thousands of U.S. Dollars)

2026

Profit for the period	2,751
Comprehensive income for the period	2,751

See the accompanying notes to the interim condensed consolidated financial statements.

Atlantic Offshore Services S.A.

Interim condensed consolidated statement of changes in equity

For the six months ended June 30, 2026

(In thousands of US dollars)

	Capital	Retained earnings	Total
As at January 1, 2026	48,343	15,728	64,071
Dividends distributed (note 6 b)	-	(8,000)	(8,000)
Profit for the period	-	2,751	2,751

As at June 30, 2026	48,343	10,479	58,822

See the accompanying notes to the interim condensed consolidated financial statements.

Atlantic Offshore Services S.A.

Interim condensed consolidated statement of cash flows

For the six months ended June 30, 2026

(In thousands of U.S. Dollars)

2026
Operating activities
Profit before income taxes	2,967

Adjustments to reconcile profit before tax to net cash flows:
Depreciation (note 5)	1,488

Working capital changes:
Intercompany accounts receivable	(5,433)
Inventory	1
Other assets	(5)
Accounts payable	(2)
Other liabilities	(3)

Income tax paid	(136)
Net cash flows used in operating activities	(1,123)

Financing activities
Dividends paid (note 6 b)	(8,000)
Net cash flows used in financing activities	(8,000)

Net decrease in cash and cash equivalents	(9,123)
Cash and cash equivalents at January 1	10,011
Cash and cash equivalents at June 30	888

See the accompanying notes to the interim condensed consolidated financial statements.

Atlantic Offshore Services S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

1.	General Information

Atlantic Offshore Services S.A. (“AOS”) has been established as “corporation” in 2011 with headquarter at Rua Elvira Mendez, 65 - Edifício Interseco, Panamá City, Republic of Panama. AOS is a joint venture between Wilson Sons S.A. and Ultranav International II, S.A.

AOS and subsidiaries (collectively, the “Company”) operate in the offshore industry. The Company has three vessels in its fleet (Mandrião, Pardela and Ostreiro) and is primarily engaged in providing port and marine support services, chartering of ships and/or other vessels. For the six-month period ended June 30, 2026, all of the Company's vessels have active contracts with related parties.

On February 22, 2026, the Company’s shareholders, Wilson Sons S.A. and Ultranav Internation II S.A. (“Sellers”), entered into a Share Purchase Agreement (“SPA”) with Tidewater Inc (“Buyer”) to sell all 5,000 common shares issued by the Company to the Buyer.

Since announcing the transaction, the Buyer has received all required local regulatory approvals, including from the Brazilian Antitrust Authority. The parties are continuing to complete documentation relating to the remaining closing matters, and expect the transaction to be finalized in the third quarter of 2026.

2.	Accounting policies

2.1	Basis of presentation of the interim condensed consolidated financial statements

The accompanying interim condensed consolidated financial statements of AOS are presented to comply with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission of the United States of America, and do not include comparative financial information as required by IAS 34 Interim Financial Reporting (IAS 34). The interim condensed consolidated financial statements have been prepared in accordance with IAS 34, except for the lack of comparative financial information. The Company’s Board of Directors authorized the issuance of these interim condensed consolidated financial statements on July 29, 2026.

The Company has prepared the interim condensed consolidated financial statements on the basis that it will continue to operate as a going concern. The interim condensed consolidated financial statements do not include all the information and disclosures required in the annual financial statements and should be read in conjunction with the Company’s annual consolidated financial statements as of December 31, 2025.

Atlantic Offshore Services S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

2.2. New standards, interpretations and amendments adopted by the Company

The accounting policies adopted in the preparation of the interim condensed consolidated financial statements are consistent with those followed in the preparation of the Company annual consolidated financial statements for the year ended December 31, 2025, except for the adoption of new standards effective as of January 1, 2026. The Company has not early adopted any standard, interpretation or amendment that has been issued but is not yet effective.

Classification and Measurement of Financial Instruments – Amendments to IFRS 9 and IFRS 7

In May 2024, the IASB issued Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments (the Amendments). The Amendments include:

▪ A clarification that a financial liability is derecognized on the ‘settlement date’ and the introduction of an accounting policy choice (if specific conditions are met) to derecognize financial liabilities settled using an electronic payment system before the settlement date

▪ Additional guidance on how the contractual cash flows for financial assets with environmental, social and corporate governance (ESG) and similar features should be assessed

▪ Clarifications on what constitute ‘non-recourse features’ and what are the characteristics of contractually linked instruments

▪ The introduction of disclosures for financial instruments with contingent features and additional disclosure requirements for equity instruments classified at fair value through other comprehensive income (OCI)

The amendments had no impact on the Company’s interim condensed consolidated financial statements.

Annual Improvements to IFRS accounting Standards – Volume 11

In July 2024, the IASB issued nine narrow scope amendments as part of its periodic maintenance of IFRS accounting standards. The amendments include clarifications, simplifications, corrections or changes to improve consistency in IFRS 1 First-time Adoption of International Financial Reporting Standards, IFRS 7 Financial instruments: Disclosure and its accompanying Guidance on implementing IFRS 7, IFRS 9 Financial Instruments, IFRS 10 Consolidated Financial Statements and IAS 7 Statements of Cash Flows.

The amendments had no impact on the Company’s interim condensed consolidated financial statements.

Atlantic Offshore Services S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

3.	Cash and cash equivalents

June 30, 2026

Cash and banks	888
888

As of June 30, 2026, the balance comprises checking accounts at the JP Morgan bank.

4.	Intercompany accounts receivable

June 30, 2026

Wilson Sons Offshore S.A.	16,842
16,842

Intercompanyaccounts receivable comprise amounts charged to a related party, Wilson Sons Offshore, from chartering of vessels used in Petrobras (Petróleo Brasileiro S.A.) offshore operations in Brazil under the terms and conditions agreed to between the parties. On July 20, 2026, the Company received USD 5,200, which was used to distribute dividends to shareholders (see note 11).

5.	Property, plant and equipment

The movement in property, plant and equipment for the six-month period ended June 30, 2026, is as follows:

	PSV Mandrião	PSV Pardela	PSV Ostreiro	Total
Cost at January 1, 2026	30,398	27,080	26,307	83,785
Accumulated depreciation at January, 1 2026	(17,069)	(12,439)	(11,529)	(41,037)
Depreciation for the period	(533)	(490)	(465)	(1,488)
Depreciation at June 30, 2026	(17,602)	(12,929)	(11,994)	(42,525)
Closing net book at June 30, 2026	12,796	14,151	14,313	41,260

As of June 30, 2026, no impairment indicators were identified by the Company.

Atlantic Offshore Services S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

6.	Equity

a)	Capital

Following is the capital distribution on June 30, 2026:

June 30, 2026
Wilson Sons S.A.	24,171
Ultranav International II, S.A.	24,172
Total	48,343

Total capital divided into 5,000 common shares without par value. On June 30, 2026, the Company's capital is 100% subscribed and paid in.

b)	Dividends

In February 2026, the Company paid dividends to shareholders in an amount of USD 8,000.

7.	Revenue

The Company’s revenue comprises the chartering of vessels Mandrião, Pardela and Ostreiro to Wilson Sons Offshore S.A, which support exploration and production operations and maintenance activities on Petrobras platforms. The total revenue for the six-month period ended June 30, 2026 was USD 5,590.

8.	Cost of services

2026
Depreciation (Note 5)	(1,488)
Other	(4)
Total	(1,492)

Atlantic Offshore Services S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

9.	General and administrative expenses

2026
Legal and consulting	(1,267)
Audit	(15)
Other	(10)
Total	(1,292)

10.	Financial assets and financial liabilities risk management objectives and policies

The Company is exposed to credit risk and commodity price risk (oil price), as summarized below.

a)	Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities, primarily intercompany accounts receivable, which are related to contracts with our related party that has agreements with Petrobras and other domestic companies.

b)	Commodity price risk - Oil price

The Company operates in the offshore maritime support industry, providing PSV services primarily to oil and gas exploration and production (E&P) operators, with a significant portion of its activities related to contracts with our related party that has agreements with Petrobras and other domestic companies. Accordingly, the Company is exposed to commodity price risk associated with fluctuations in international crude oil prices, as the level of offshore exploration and production activity in Brazil is influenced, among other factors, by oil price dynamics. Sustained periods of lower oil prices may result in reduced investments by E&P operators, potentially affecting demand for maritime support services, fleet utilization levels and charter rates.

Although Petrobras plays a central role in the Brazilian offshore market and typically enters into medium- to long-term charter agreements, variations in oil prices may indirectly impact bidding activity, contract renewals and the timing of new projects. The Company continuously monitors market conditions and seeks to mitigate this exposure through long-term contracts, operational flexibility and cost-discipline initiatives.

Atlantic Offshore Services S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

11.	Subsequent event

On July 20, 2026, the Company’s Board of Directors unanimously approved a USD 6,000 distribution of dividends to shareholders. The related distribution was completed on July 24, 2026.